                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      SUPPLEMENT DATED NOVEMBER 17, 2008 TO
                        PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 for certain Contracts issued by John Hancock Life Insurance Company or by John Hancock Variable Life Insurance Company. The Prospectuses bear the title of one or more of the following variable annuity contracts:

Accommodator Variable Annuity               Patriot Variable Annuity
Accommodator 2000 Variable Annuity          Revolution Access Variable Annuity
Declaration Variable Annuity                Revolution Extra Variable Annuity
Independence Variable Annuity               Revolution Value Variable Annuity
Independence 2000 Variable Annuity          Revolution Value II Variable Annuity
Independence Preferred Variable Annuity     Wealth Builder Variable Annuity



--------------------------------------------------------------------------------
You should read this Supplement together with the current prospectus for the Contract you purchased (the "annuity prospectus"), and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-824-0335 to request a free copy.
--------------------------------------------------------------------------------

We add a new paragraph after the second paragraph in the sub-sections entitled "Maturity Date for Deferred Annuity Contracts," "Maturity Date" or "Date of Maturity" in "The Annuity Period" in the annuity prospectus, so that the sections, as revised, reads as follows:


ACCOMMODATOR

MATURITY DATE FOR DEFERRED ANNUITY CONTRACTS

If your Contract is a deferred Contract, it will specify the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially chose a Maturity Date when you completed your application for a Contract.

You may subsequently select an earlier Maturity Date or a later date, so long as it is not more than 5 years after the original Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters"). The Annuity Service Office must receive your new selection at least 31 days prior to the new Maturity Date.

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.


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


ACCOMMODATOR 2000, INDEPENDENCE, REVOLUTION, DECLARATION, PATRIOT, REV VALUE, REV VALUE II, AND WEALTH BUILDER


Date of Maturity
Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:
     - at least 6 months [REV VALUE, REV VALUE II AND WEALTH BUILDER: at least 6 months (12 months for Contracts issued in NY)] after the date the first Purchase Payment is applied to your Contract; and
     - no later than the maximum age specified in your Contract [REVOLUTION, DECLARATION, PATRIOT: (normally age 95)] [REV VALUE, REV VALUE II AND WEALTH BUILDER: (normally age 95; in NY the later of age 90 or 10 years after the date we issued your Contract)].

Subject always to these requirements, you may subsequently select an earlier Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see the "Federal Tax Matters" section in the annuity prospectus). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date. [INDEPENDENCE (ADDITIONAL SENTENCE): In the case of Independence Variable Annuity Contracts, if you purchased your Contract in Washington, you cannot change the Maturity Date.]

NOTICE OF MATURITY DATE.* Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

*Not applicable to Independence Contracts sold in the State of Washington.


You should retain this Supplement for future reference.

                       SUPPLEMENT DATED NOVEMBER 17, 2008



333-81103         033-82646      333-84767
002-38827         033-82648      333-81127
033-34813         033-64947
033-15672         333-84769



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